Exhibit 99.2

THIRD SUPPLEMENTAL INDENTURE

This THIRD SUPPLEMENTAL INDENTURE, dated as of March [_], 2024 (this “Third Supplemental Indenture”), is entered into by and among SOUTHERN OHIO PORT AUTHORITY, a port authority and a body corporate and politic duly organized under the laws of the State of Ohio (the “Issuer”), PURECYCLE: OHIO LLC, a limited liability company organized and existing under the laws of the State of Ohio (the “Company”), PURECYCLE TECHNOLOGIES LLC, a Delaware limited liability company (the “Guarantor”), PCTO HOLDCO LLC, a Delaware limited liability company (the “Pledgor”; and together with the Company and the Guarantor, the “Company Parties”), and UMB BANK, N.A., a national banking association duly organized, existing and authorized to accept and execute trusts of the character herein set out under the laws of the United States and having a corporate trust office in Minneapolis, Minnesota, as trustee (the “Trustee”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture (as defined below).
WITNESSETH:
WHEREAS, the Issuer and the Trustee are party to that certain Indenture of Trust, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which the Issuer has issued its $219,550,000 Exempt Facility Revenue Bonds (PureCycle Project), Tax-Exempt Series 2020A, its $20,000,000 Subordinate Exempt Facility Revenue Bonds (PureCycle Project), Tax-Exempt Series 2020B, and its $10,000,000 Subordinate Exempt Facility Revenue Bonds (PureCycle Project), Taxable Series 2020C;
WHEREAS, the Issuer and the Company are party to that certain Loan Agreement, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the proceeds derived from the issuance and sale of the Bonds have been loaned to the Company in order to, among other things, assist the Company in financing the acquisition, construction, equipping and installation of a portion of a plastics recycling facility located in Lawrence County, Ohio;
WHEREAS, the Guarantor is party to that certain Amended and Restated Guaranty of Completion, entered into as of May 11, 2021, and effective as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which the Guarantor has provided a guaranty with respect to the Obligations (as defined in the Guaranty) of the Company on the terms set forth therein in favor of the Trustee;
WHEREAS, the Pledgor is party to that certain Equity Pledge and Security Agreement, dated as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Equity Pledge and Security Agreement”), pursuant to which the Pledgor has secured the Company’s obligations under the Financing Documents and Bond Documents by, among other things, pledging the Pledged Interests (as defined in the Equity Pledge and Security Agreement) to the Trustee on the terms set forth therein;
WHEREAS, the Company, as debtor, is party to that certain Security Agreement, dated October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Trustee, as secured party;

WHEREAS, the Company is party to that certain Escrow Agreement, dated as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Operating Revenue Escrow Agreement”), among the Company, the Trustee, and U.S. Bank National Association, as escrow agent (in such capacity, the “Operating Revenue Escrow Agent”);
WHEREAS, the Guarantor is party to that certain Escrow Agreement, dated as of October 7, 2020 (as amended restated, supplemented or otherwise modified from time to time, the “Liquidity Reserve Escrow Agreement”), between the Guarantor, the Trustee, and U.S. Bank National Association, as escrow agent (in such capacity, the “Liquidity Reserve Escrow Agent”);
WHEREAS, the Issuer, the Company, the Guarantor, the Pledgor, and the Trustee are party to that certain Limited Waiver and First Supplemental Indenture, dated as of March 15, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Limited Waiver and First Supplemental Indenture”);
WHEREAS, the Issuer, the Company, the Guarantor, the Pledgor, and the Trustee are party to that certain Limited Waiver and Second Supplemental Indenture, dated as of November 8, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Limited Waiver and Second Supplemental Indenture”);
WHEREAS, the Company has requested that the Trustee, with the consent of the Majority Holders, amend certain provisions of the Indenture and other Financing Documents; and
WHEREAS, pursuant to such request, Holders constituting the Majority Holders are willing to amend certain provisions of the Indenture and other Financing Documents, subject to the terms and conditions set forth herein, and as such have directed the Trustee to execute this Third Supplemental Indenture.
NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendments to the Indenture. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(a)Section 1.01 of the Indenture is hereby amended by adding the following defined terms in appropriate alphabetical order:
““Overall Coverage Requirement” means a ratio of at least 110% of (a) Net Income Available for Debt Service to (b) all obligations of the Company which are charges, liens, Indebtedness or encumbrances upon or payable from Gross Revenue, including but not limited to Senior Bonds, Parity Indebtedness and Subordinate Bonds, calculated at the end of each Fiscal Year, based upon the Audited Annual Financial Statements of the Company.”
“Senior Parity Coverage Requirement” means a Senior Debt Service Coverage Ratio equal to at least 150% for such Fiscal Year, calculated at the end of each Fiscal Year, based upon the Audited Annual Financial Statements of the Company.””

(b)The definition of “Senior Parity Indebtedness” in Section 1.01 of the Indenture is hereby amended by deleting “and which satisfies the conditions set forth in Section 2.4(b)(i) of the Loan Agreement,” and replacing said clause with, “and which satisfies the Senior Parity Coverage Requirement and the Overall Coverage Requirement.”
(c)The definition of “Outside Completion Date” in Section 1.01 of the Indenture is hereby amended by replacing “December 1, 2022” therein with “December 31, 2030.”
(d)The definition of each of “Outstanding,” “Bonds Outstanding,” and “Outstanding Bonds” in Section 1.01 of the Indenture is hereby amended by deleting the following sentence therein:
“For purposes of approval voting or consent by Holders, “Outstanding” shall not include any Bonds owned by or on behalf of the Company or an affiliate of the Company or the Issuer or an affiliate of the Issuer (unless, in each case, all of the Outstanding Bonds are so owned).”

(e)Section 4.02(h) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(h)    in the Contingency Account of the Project Fund, an additional $21,153,011.00 equity deposit of the Company to be made no later than January 31, 2021 (the “Contingency Requirement”), which Contingency Requirement, after Mechanical Completion (as defined in the Construction Contract) of the Project, may be reduced either by payment of requisitions under the Indenture or by the release of funds in the Contingency Account in proportion to the percentage of aggregate principal amount of Bonds purchased by the Company from time to time, and said Contingency Account shall thereafter not be replenished by withdrawals from the Liquidity Reserve Escrow Fund or otherwise; provided, that the minimum Contingency Requirement shall be $1 million (the “Reduced Contingency Requirement”) until payment of the final requisition has been made under Section 4.04 hereof, to which said final requisition, the balance in the Contingency Account may be applied.”
(f)Section 4.04(b) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(b)    [Reserved].”
(g)Section 4.04(i) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(i)    [Reserved].”
(h)Section 4.05 of the Indenture is hereby amended and restated in its entirety to read as follows:
“Section 4.05.    Payments into the Revenue Fund. There shall be deposited by the Trustee into the Revenue Fund when and as received any and all payments received by the Trustee under Sections 5.1(b) and 7.3 of the Loan Agreement.”

(i)Section 8.01(c) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(c)    [Reserved]; or”
(j)Section 8.01(f) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(f)    the occurrence of an “Event of Default” under the Loan Agreement, the Mortgage or the Tax Compliance Agreement.”
(k)Section 8.03(a)(vii) is hereby amended and restated in its entirety to read as follows:
“[Reserved];”
Section 2.Amendments to the Loan Agreement.     Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(a)Sections 2.4(a)(i) and 2.4(a)(ii) of the Loan Agreement are hereby amended and restated in their entirety to read as follows:
“(i)    [Reserved].
(ii)    [Reserved].”

(b)Sections 2.4(b)(i)(A)(II), 2.4(b)(i)(A)(III), and 2.4(b)(i)(A)(IV) of the Loan Agreement shall each be deleted in their entirety.
(c)Sections 2.4(b)(ii)(A)(II) and 2.4(b)(ii)(A)(III) of the Loan Agreement shall each be deleted in their entirety.
(d)The first sentence of Section 2.4(b)(iii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“The Company may incur unsecured Indebtedness and Indebtedness subordinate to the obligations under this Loan Agreement, including Short-Term Indebtedness, Subordinate Debt and Contingent Debt Liabilities, for working capital purposes, solely for use at the Project, in an amount not more than $5,000,000.”
(e)Section 2.4(b)(v)(A) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(A)    Liens arising from acquisition or leasing of equipment;”
(f)Clause (1) of Section 2.4(b)(vi)(C)(I) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(1) [reserved], and”
(g)Section 2.4(b)(vi)(C)(II) of the Loan Agreement is hereby amended by deleting (i) the phrases “and December 31, 2020 with respect to the Guarantor,” “and the Guarantor,” and

“and the Guarantor, as applicable,” each time such phrases appear therein, and (ii) the phrase “shall be unqualified as to going concern and scope of audit and contain no other material qualification or exception, and” where such phrase appears in clause (3) thereof.
(h)Section 2.4(b)(vi)(C)(III) of the Loan Agreement is hereby amended by (i) deleting (i) the phrases “and the Guarantor (which may be separate certificates)” and “or the Guarantor, as applicable,” each time such phrases appear therein, and (ii) amending and restating clause (3) thereof to read “(3) [reserved].”
(i)Section 2.4(b)(vi)(C)(VII) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(VII)    [Reserved].”
(j)Clause (a) of Section 2.4(b)(vi)(C)(VIII) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(a) [reserved],”
(k)Section 2.4(b)(vi)(C)(IX) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(IX) [Reserved].”
(l)Section 2.4(b)(vii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(vii)    [Reserved].”
(m)Section 2.4(b)(viii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(viii)    [Reserved].”
(n)Section 2.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Section 2.5.    [Reserved].”
(o)Section 2.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“2.9.    [Reserved].”
(p)Section 2.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Section 2.10.    [Reserved].”
(q)Section 2.11 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.11. [Reserved].”
(r)Section 2.13 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Section 2.13.    [Reserved].”
(s)Section 4.1(a) of the Loan Agreement is hereby amended by deleting “December 1, 2022 (the “Outside Completion Date”)” therein and replacing it with “December 31, 2030 (the “Outside Completion Date”).
(t)Section 4.1(b) of the Loan Agreement is hereby deleted in its entirety.
(u)Section 10.1(a)(ii) of the Loan Agreement is hereby amended by deleting the references to Sections 2.4(a)(i), 2.4(a)(ii), 2.4(b)(vii) and 2.4(b)(viii) therein.
(v)Section 10.1(a)(iii)(A) of the Loan Agreement is hereby amended by deleting the phrase, “(except obligations referred to in subsection (a)(i) and (ii) above and subsection (vii) below for which no cure period shall apply)” therein.
(w)Section 10.1(a)(iii)(B)(1) of the Loan Agreement is hereby amended by deleting the text, “or other obligations referred to in subsection (a)(i) or (ii) above or subsection (vii) below” therein.
(x)Section 10.1(a)(v) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(v) The occurrence of an “Event of Default” under the Indenture, this Loan Agreement, the Mortgage or the Tax Compliance Agreement.”
(y)Section 10.1(a)(vii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(vii)    [Reserved].”
(z)Clause (a) of Section 10.2(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(a) [reserved], and”
(aa)Section 10.2(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(e) [Reserved].”
Section 3.Amendments to the Limited Waiver and First Supplemental Indenture. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(a)The third sentence in Section 2(c) of the Limited Waiver and First Supplemental Indenture shall be amended and restated as follows: “All amounts in the Trustee Account shall remain in the Trustee Account so long as any Bonds remain Outstanding and, notwithstanding anything to the contrary in the Indenture, the Loan Agreement or any other Financing Document or Bond Document, shall not be available for any withdrawals or transfers to other funds or accounts with the Trustee or any other uses by the Issuer or the Company for any purpose; provided, that amounts in the Trustee Account may be released to the Company for the purpose only of the Company or an affiliate thereof purchasing Bonds Outstanding (other than, for the avoidance of doubt, any Bonds purchased from the Company or an affiliate thereof), in an amount proportionate to that percentage of aggregate principal amount of Bonds purchased to the Aggregate Trustee Deposit (as defined in the Limited Waiver and Second Supplemental Indenture).”
(b)Sections 2(e)(vii), 2(e)(viii), 2(e)(ix), 2(e)(x) and 2(e)(xi) of the Limited Waiver and First Supplemental Indenture shall be deleted in their entirety.
(c)Section 2(f) of the Limited Waiver and First Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“(f) [Reserved].”
(d)Section 2(h) of the Limited Waiver and First Supplemental Indenture shall be deleted in its entirety.
(e)Section 13 of the Limited Waiver and First Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“Section 13.    [Reserved].”
Section 4.Amendments to the Limited Waiver and Second Supplemental Indenture. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(a)Section 2(a) of the Limited Waiver and Second Supplemental Indenture is hereby amended by deleting the following sentence in its entirety:
“Notwithstanding the foregoing, $50,000,000 of funds in the Trustee Account shall be released back to the Company upon satisfaction of the conditions set forth in Section 4.11(a) of the Guaranty.”
(b)Section 2(c) of the Limited Waiver and Second Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“(c) [Reserved].”
(c)The first sentence of Section 7(a) of the Limited Waiver and Second Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“Notwithstanding anything to the contrary in the Indenture, the Loan Agreement, the Limited Waiver and First Supplemental Indenture or any other Financing Document or Bond Document (including Section 2(c) of the Limited Waiver and First Supplemental Indenture providing that investment income or earnings on amounts invested from the Trustee Account shall be deposited in the Earnings Fund pursuant to Section 4.10 of the

Indenture), no more than one time in any three month period, the Company may submit a written request in the form attached as Exhibit A-1 hereto (each, a “Trustee Account Excess Funds Request”) to the Trustee for the release to the Company of any amounts in the Trustee Account in excess of that balance in the Trustee Account after the release of funds therein (in such amounts as permitted under the Financing Documents) to the Company for the payment of a portion of the purchase price of any Bonds purchased by the Company or an affiliate of the Company from time to time at such time (any such excess funds being referred to herein as, “Trustee Account Excess Funds”).”
(d)References in Exhibit A-1 to the Limited Waiver and Second Supplemental Indenture shall hereafter be references to Exhibit A-1 to the Limited Waiver and Second Supplemental Indenture, as amended, restated, supplemented or otherwise modified, including, without limitation, as amended by this Third Supplemental Indenture. The second paragraph of Exhibit A-1 to the Limited Waiver and Second Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“Pursuant to Section 7(a) of the Limited Waiver and Second Supplemental Indenture, the Company hereby requests that the Trustee release to the Company any amounts in the Trustee Account in excess of that balance in the Trustee Account after the release of funds therein (in such amounts as permitted under the Financing Documents) to the Company for the payment of a portion of the purchase price of any Bonds purchased by the Company or an affiliate of the Company from time to time, if any.”
(e)Section 14 of the Limited Waiver and Second Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“Section 14.    [Reserved].”
Section 5.Amendments to the Guaranty. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(a)Section 3.01 of the Guaranty is hereby amended by deleting clauses (iii) and (iv) from the first paragraph thereof and by deleting subsection (e) therein.
(b)Section 3.01 of the Guaranty is hereby amended by deleting all references to Section 4.11(b) and Section 4.11(c) therein.
(a)Subsections (b), (c), and (d) of Section 3.02 of the Guaranty are hereby amended and restated in their entirety to read as follows:
    “(b) [Reserved].”
    “(c) [Reserved].”
    “(d) [Reserved].”
(b)The first sentence of subsection (a) of Section 3.10 of the Guaranty is hereby amended and restated to read in its entirety as follows:
“Not later than January 31, 2021, the Guarantor shall deposit $50,000,000 (the “Liquidity Reserve Amount”) in a segregated account of the Guarantor to be used by the

Trustee to secure Guarantor’s obligations hereunder (the “Liquidity Reserve Escrow Fund”). In the event that the Company or an affiliate of the Company purchases Bonds Outstanding from time to time (other than, for the avoidance of doubt, any Bonds purchased from the Company or an affiliate thereof), a percentage of funds in the Liquidity Reserve Escrow Fund at such time that is proportionate to the aggregate principal amount of Bonds Outstanding being so purchased by the Company or an affiliate at such time may be released at such time; provided, that any such funds so released shall be applied to the payment of a portion of the purchase price of such purchased Bonds. The Liquidity Reserve Escrow Fund shall remain in existence until the conditions in Section 4.11(a) hereof have been met, whereupon the balance in the Liquidity Reserve Escrow Fund shall be returned to the Guarantor.”
(c)Section 3.10 of the Guaranty is hereby amended by deleting all references to Section 4.11(b) and Section 4.11(c) therein.
(d)Section 3.11 of the Guaranty is hereby amended and restated in its entirety to read as follows:
“Section 3.11    [Reserved].”
(e)Clause (a) of Section 4.11 of the Guaranty is hereby amended and restated in its entirety to read as follows:
“Guarantor shall be released from its Obligations under Section 3.02(a) hereof upon (A) the completion of all Obligations set forth in Section 3.01 hereof, and (B) the expiration of the twelfth month following the completion of thirty (30) consecutive days of full name plate operations of the Project.”
(c)    Section 4.11 of the Guaranty is hereby amended by deleting subsections (b), (c), and (d) thereof and such subsections are amended and restated to read in their entirety as follows:
“(b) [Reserved].”
“(c) [Reserved].”
“(d) [Reserved].”
(d)    Section 4.11(e) of the Guaranty is hereby amended by deleting the words “The foregoing provision notwithstanding,”.
(c)    Section 4.12 of the Guaranty is hereby amended and restated in its entirety to read as follows:
    “Section 4.12    [Reserved].”
Section 6.Amendments to the Security Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(a)Exhibit B of the Security Agreement is hereby amended by deleting the Operating Revenue Escrow Account therefrom.

(b)Exhibit J of the Security Agreement is hereby amended by (i) deleting “Circular Polymers LLC” and “Ravago Americas LLC” from the list of Feedstock Supply Agreements listed therein, (ii) deleting “Ravago Americas, LLC” from the list of Offtake Agreements listed therein, (iii) adding “CellMark USA” and “iSustain Inc.” to the list of Feedstock Supply Agreements listed therein and (iv) adding “Formerra, LLC” to the list of Offtake Agreements listed therein.
Section 7.Representations And Warranties Of Company Parties. In order to induce the Trustee to enter into this Third Supplemental Indenture, each Company Party hereby represents and warrants that:
(a)Each Company Party (i) is a corporation, partnership or limited liability company duly organized, validly existing, and in active status or good standing under the laws of its state of incorporation or formation, (ii) has the corporate or limited liability company power and authority to own or lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted, and (iii) is duly qualified and is in active status or good standing as a foreign corporation or limited liability company, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except with respect to this clause (iii) where the failure to qualify, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(b)Each Company Party has the power and has taken all necessary action, corporate or otherwise, to authorize it to execute, deliver, and perform its obligations under this Third Supplemental Indenture and each of the other Financing Documents and Bond Documents to which it is a party in accordance with the terms thereof and to consummate the transactions contemplated hereby and thereby. Each of this Third Supplemental Indenture and each other Financing Document and Bond Document to which a Company Party is a party has been duly executed and delivered by such Company Party, and is a legal, valid and binding obligation of such Company Party, enforceable against it in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor’s rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
(c)The execution, delivery, and performance of this Third Supplemental Indenture and each of the other Financing Documents and Bond Documents in accordance with their respective terms and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate any applicable law, except where any such violation could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under the certificate of incorporation or formation, by-laws, partnership agreement, operating agreement or other governing documents of any Company Party or under any contract to which any Company Party is a party or by which any Company Party or any of its properties may be bound, or (iii) result in or require the creation or imposition of any Lien upon or with any assets or property of any Company Party except Permitted Liens.
(d)    All of the representations and warranties of the Company Parties under this Third Supplemental Indenture and the other Financing Documents and Bond Documents (after giving effect to this Third Supplemental Indenture, and the Second Amendment to the Liquidity Reserve Escrow Agreement (as defined herein)) are true and correct in all material respects

(without duplication of any materiality qualifier contained herein or therein, as applicable), and there exists no Default or Event of Default, in each case after giving effect to this Third Supplemental Indenture.
Section 8.Representations And Warranties Of Issuer. In order to induce the Trustee to enter into this Third Supplemental Indenture, the Issuer hereby represents and warrants that:
(a)The Issuer is a port authority and body corporate and politic validly existing under the laws of the State.
(b)The Issuer has the necessary power under the Act and has duly taken all action on its part required to execute and deliver this Third Supplemental Indenture, to undertake the transactions contemplated by this Third Supplemental Indenture and to carry out its obligations hereunder.
(c)Neither the execution and delivery of this Third Supplemental Indenture, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Third Supplemental Indenture will conflict with or result in a breach by the Issuer of any of the terms, conditions or provisions of the Act or any restriction, agreement, instrument, order or judgment to which the Issuer is a party or by which it is bound, or will constitute a default by the Issuer under any of the foregoing.
(d)Pursuant to a Resolution Authorizing Supplemental Indenture and Authorizing and Approving Related Matters passed by its Board of Directors (the “Amending Resolution”) on February [_], 2024, the Issuer has duly authorized the execution and delivery of this Third Supplemental Indenture.
(e)When duly executed and delivered on behalf of the Issuer, and assuming the due authorization, execution and delivery by the other parties hereto, this Third Supplemental Indenture shall constitute a valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms; provided, that the enforceability of this Third Supplemental Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors’ rights generally and the application of general principles of equity.
(f)To the best knowledge of the Issuer, as of this date, there is no action, suit or proceeding at law or in equity, pending or threatened against the Issuer to restrain or enjoin the execution and delivery of this Third Supplemental Indenture or in any way contesting the validity or affecting the power of the Issuer with respect to the documents or instruments executed by the Issuer in connection herewith or the existence of the Issuer or the power or the right of the Issuer to enter into this Third Supplemental Indenture.
(g)The Amending Resolution was duly passed by the Issuer at a public meeting of the Board of Directors of the Issuer held in accordance with all applicable laws and at which a quorum was present and acting throughout, and the Amending Resolution remains in full force and effect and has not been repealed, amended, modified or superseded.
(h)    The Issuer has no knowledge of (i) any existing Event of Default under the Indenture, or (ii) any event, fact or circumstance that, with the passage of time, the giving of notice or both, could constitute an Event of Default under the Indenture.

Section 9.Conditions Precedent To Effectiveness. This Third Supplemental Indenture shall be effective upon the satisfaction of each of the following conditions:
(a)The Trustee shall have received this Third Supplemental Indenture, duly executed by each of the Issuer, the Company, the Guarantor, the Pledgor, and the Trustee.
(b)The representations and warranties of the Company Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier), and there shall exist no Default or Event of Default, in each case after giving effect to this Third Supplemental Indenture (and the Trustee shall have received a certificate of an Authorized Representative of the Company, the Guarantor and the Pledgor certifying as to the matters set forth in this clause (b)).
(c)The representations and warranties of the Issuer contained herein shall be true and correct in all material respects (and the Trustee shall have received a certificate of the Issuer certifying as to the matters set forth in this clause (c)).
(d)The Trustee shall have received an Officer’s Certificate and opinion of Independent Counsel covering such matters as required pursuant to the Indenture and such other matters as are reasonably requested by the Trustee or the Majority Holders.
(e)The Trustee shall have received a customary legal opinion of Locke Lord LLP, counsel to the Company Parties, in form and substance reasonably satisfactory to the Trustee and the Majority Holders.
(f)The Company shall have reimbursed the Trustee for all reasonable and documented out-of-pocket costs and expenses, including the reasonable fees and disbursements of (i) Arnold & Porter Kaye Scholer LLP and (ii) Ballard Spahr LLP, in each case in connection with the enforcement of rights and remedies under the Indenture, Loan Agreement, the Guaranty, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture and the other Financing Documents and Bond Documents and the negotiation, preparation and execution of this Third Supplemental Indenture.
(g)The Trustee shall have received a certificate of the secretary or assistant secretary of each of the Company, the Guarantor and the Pledgor, certifying (A) that attached thereto is a true and complete copy of each organizational document of such applicable party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such applicable party authorizing the execution, delivery and performance of this Third Supplemental Indenture, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing this Third Supplemental Indenture or any other document delivered in connection herewith on behalf of such applicable party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate required by this clause (g)).
(h)The Trustee shall have received an amendment to the Liquidity Reserve Escrow Agreement in the form attached as Exhibit A hereto (the “Second Amendment to Liquidity Reserve Escrow Agreement”), duly executed by each of the Guarantor, the Liquidity Reserve Escrow Agent and the Trustee.

(i)The Trustee shall have executed a termination of the Operating Revenue Escrow Agreement in the form attached as Exhibit B hereto.
(j)The Trustee shall have received a certificate as to the good standing (to the extent such concept is legally recognized in the applicable jurisdiction) of each of the Company, the Guarantor and the Pledgor (in so-called “long-form” if available) as of a recent date, from the Secretary of State of the state of its organization.
(k)The Trustee shall have received a certificate of the Issuer covering such matters as are reasonably requested by the Trustee or the Majority Holders.
(l)The Trustee shall have received the Purchase Funds (as defined below).
Section 10.Release of Funds; Payment Direction.
(a)Notwithstanding anything to the contrary in the Indenture, the Loan Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture (including, without limitation, Section 2(a) thereof) or any other Financing Document or Bond Document, upon the effectiveness of this Third Supplemental Indenture (i) an amount equal to1 (A) $[_] shall be released from the Trustee Account (as defined in the Limited Waiver and First Supplemental Indenture, the “Trustee Account”), (B) $[_] shall be released from the Contingency Account of the Project Fund, (C) $[_] shall be released from the Earnings Fund, (D) $[_] shall be released from the subaccounts of the Capitalized Interest Account within the Project Fund, including  (1) $[_] from the Senior Tax-Exempt Capitalized Interest Subaccount, (2) $[_] from the Subordinate Tax-Exempt Capitalized Interest Subaccount, and (3) $[_] from the Taxable Capitalized Interest Subaccount and (E) $[_] shall be released from Bond Fund, including $[_] from Senior Interest Subaccount, $[_] from the Senior Principal Subaccount, $[_] from the Subordinate Interest Subaccount and $[_] from the Subordinate Principal Subaccount (collectively, the “UMB Released Funds”), and (ii) the Trustee shall execute and submit a Recipient Direction (as defined in the Liquidity Reserve Escrow Agreement, a “Recipient Direction”) in the form attached as Exhibit D hereto to the Liquidity Reserve Escrow Agent pursuant to the Liquidity Reserve Escrow Agreement directing the Liquidity Reserve Escrow Agent to release $[_]2 from the Liquidity Reserve Escrow Fund and disburse such funds to the Trustee (the “Liquidity Reserve Released Funds” and, together with the UMB Released Funds, the “Released Funds”). The Released Funds shall be used by the Guarantor (it being understood that the UMB Released Funds shall be deemed to have been distributed by the Company to the Guarantor for such purpose) (together with cash on hand from the Guarantor) to consummate the transactions contemplated by that certain Purchase Agreement and Consent, dated as of even date herewith, by and among the Company, the Guarantor as Purchaser, and each of the Holders signatory thereto (the “Specified Purchase Transactions”). In addition, in the event that the Company or any affiliate thereof purchases Bonds from any Holder at any time following the effectiveness of this Third Supplemental Indenture (other than, for the avoidance of doubt, (x) the Specified Purchase Transactions and (y) in the event any Bonds are purchased from the Company or an affiliate thereof), a percentage of the funds then remaining in the accounts of the Trust Estate referenced in clauses (i) and (ii) above that is equal to the percentage of the aggregate principal amount of then Outstanding Bonds that are being purchased by the Company or such affiliate at such time shall be released from such accounts in order to consummat
1 Note to Draft: Dollar amounts to be a percentage of funds in each such account equal to the percentage of bonds being purchased.
2 Note to Draft: Dollar amount to be a percentage of funds in such account equal to the percentage of bonds being purchased.

e such purchase transaction. Except as expressly set forth herein and Section 7(a) of the Limited Waiver and Second Supplemental Indenture, all amounts in the Trustee Account shall remain in the Trustee Account so long as any Bonds remain Outstanding and, notwithstanding anything to the contrary in the Indenture, the Loan Agreement or any other Financing Document or Bond Document, shall not be available for any withdrawals or transfers to other funds or accounts with the Trustee or any other uses by the Issuer or the Company for any purpose. Notwithstanding the foregoing, if an Event of Default shall have occurred and is continuing and the Outstanding principal amount of the Bonds shall have been declared due and payable, the entire balance remaining in the Trustee Account shall be applied as directed by the Majority Holders.
(b)As a condition to the effectiveness of this Third Supplemental Indenture, the Guarantor shall wire to the Trustee funds in the amount of $[_]3 (the “Specified Guarantor Cash” and, together with the Released Funds, the “Purchase Funds”) pursuant to wire instructions provided to the Guarantor by the Trustee. Following the receipt of the Specified Guarantor Cash and the Liquidity Reserve Released Funds, the Company and the Guarantor hereby authorize and direct the Trustee to (a) disburse the Purchase Funds in amounts equal to the payments listed on Exhibit C hereto (the “Funds Flow Exhibit”) in order to consummate the Specified Purchase Transactions and (b) apply such Purchase Funds as set forth in the Funds Flow Exhibit. Each of the Company and the Guarantor hereby agree that the payments made in accordance with the wire transfer instructions set forth in the Funds Flow Exhibit are made for the administrative convenience of the Company and the Guarantor and that the legal effect thereof is the same as if the Purchase Funds were distributed by the Company and/or the Guarantor. Each of the Company and the Guarantor hereby acknowledges and agrees that the disbursements are being made strictly on the basis of the information set forth in the Funds Flow Exhibit and in the event such information is inaccurate, the Company and the Guarantor shall be jointly and severally liable for any and all losses, costs, taxes, fees and expenses incurred by the Trustee arising out of or as a result of the Trustee’s compliance with the information set forth in the Funds Flow Exhibit; provided, that such indemnity shall not be available to the extent such losses, costs, taxes, fees and expenses have resulted from the gross negligence or willful misconduct of the Trustee as determined by a final and non-appealable decision of a court of competent jurisdiction.
Section 11.Reference To And Effect Upon The Financing Documents.
(a)Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, and the other Financing Documents and Bond Documents, and all rights of the Trustee and the Holders and all of the obligations of the Company Parties, shall remain in full force and effect. Each of the Company Parties hereby confirms that the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, and the other Financing Documents and Bond Documents are in full force and effect and that, as of the date hereof, no Company Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the obligations of the Company Parties pursuant to the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First
3 Note to Draft: Dollar amount to be the remainder of funds necessary to complete the Specified Purchase Transactions.

Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, and the other Financing Documents and Bond Documents.
(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Third Supplemental Indenture shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, and the other Financing Documents and Bond Documents, or (ii) amend, modify, or operate as a waiver of any provision of the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, and the other Financing Documents and Bond Documents or any right, power, or remedy of the Trustee or any Holder.
(c)From and after the date on which this Third Supplemental Indenture shall be effective, (i) all references to the Indenture, the Loan Agreement, the Guaranty, the Security Agreement, or the Operating Revenue Escrow Agreement in any Financing Document or Bond Document, shall mean such agreement, as modified hereby, and (ii) the term “Financing Documents” or “Bond Documents” in the Indenture, the Loan Agreement, the Guaranty, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, the Security Agreement, or the Operating Revenue Escrow Agreement and the other Financing Documents and Bond Documents shall include, without limitation, this Third Supplemental Indenture and any agreements, instruments and other documents executed and/or delivered in connection herewith.
(d)This Third Supplemental Indenture shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, the Security Agreement, or any other Financing Document or Bond Document.
(e)From and after the date on which this Third Supplemental Indenture shall be effective, all references to the Liquidity Reserve Escrow Agreement in the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, and the other Financing Documents and Bond Documents shall mean such agreement, as modified by the Second Amendment to Liquidity Reserve Escrow Agreement.
Section 12.Costs And Expenses. Notwithstanding anything to the contrary in the Indenture, Loan Agreement, the Guaranty, and the other Financing Documents and Bond Documents, the Company shall pay promptly after written demand therefor from and after the date of this Third Supplemental Indenture (i) all reasonable and documented, out-of-pocket legal costs of the Trustee and the Holders, in connection with the preparation and administration of the Indenture, Loan Agreement, the Guaranty, and the other Financing Documents and Bond Documents and any amendments, modifications or waivers thereof and in connection with the enforcement or protection of their rights in connection with the Indenture, Loan Agreement, the Guaranty, and the other Financing Documents and Bond Documents or in connection with the Bonds, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect thereof.

Section 13.Issuer and Company Party Confirmations. Each of the Issuer and the Company Parties hereby confirm that all actions required to be taken by the Issuer, the Company, the Guarantor, the Pledgor, the Holders, and the Trustee pursuant to the Indenture, the Loan Agreement, and the other Financing Documents and Bond Documents have been taken in accordance with such documents. Each of the Issuer and the Company Parties confirm that entry into this Third Supplemental Indenture is permitted under the Indenture, the Loan Agreement, and the other Financing Documents and Bond Documents.
Section 14.Reaffirmation. Except as expressly modified by this Third Supplemental Indenture, each of the Company Parties hereby (i) acknowledges and agrees that all of its pledges, grants of security interests and Liens and other obligations under the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, the Security Agreement, the Liquidity Reserve Escrow Agreement, or any other Financing Document or Bond Document to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Trustee, and (y) in the case of the Guarantor, the guarantees made by it pursuant to the Guaranty, and (iii) acknowledges and agrees that the grants of security interests and Liens and other obligations and guarantees, as applicable, are, and shall remain, in full force and effect on and after the effective date of this Third Supplemental Indenture. Except as specifically modified herein, the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, the Security Agreement, the Liquidity Reserve Escrow Agreement, and the other Financing Documents and Bond Documents and the obligations of the Company Parties thereunder are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.
Section 15.Release. The Company, the Guarantor and the Pledgor (collectively, the “Releasing Parties”) hereby release, acquit and forever discharge the Trustee, the Holders, and their respective investment advisors and Affiliates, and any of their and their investment advisors’ and Affiliates’ respective officers, directors, agents, employees, attorneys, consultants, or representatives, or any of the respective predecessors, successors or assigns of any of the foregoing (collectively, the “Released Parties”) from and against any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including, without limitation, crossclaims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity, which any Releasing Party may have against any of the Released Parties by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring on or prior to the date hereof that relate to the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, the Second Amendment to the Liquidity Reserve Escrow Agreement, the other Financing Documents or Bond Documents or the transactions contemplated thereby or hereby (except to the extent arising from the willful misconduct or gross negligence of any Released Parties), including but not limited to any such claim or defense to the extent that it relates to (a) any covenants, agreements, duties or obligations set forth in the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, the Purchase Agreement, or the other Financing Documents or Bond Documents, or (b) any actions or omissions of any of the Released Parties in connection with the initiation or continuing exercise of any right or remedy contained in the Indenture, the

Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, or the other Financing Documents or Bond Documents or at law or in equity with respect to the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, or the other Financing Documents or Bond Documents.
Section 16.Trustee. For the avoidance of doubt, with respect to all matters contained in this Third Supplemental Indenture, the Trustee shall have all rights, protections, indemnities and exculpations set forth in the Indenture, the Loan Agreement, or any other Financing Document or Bond Document, and such rights, protections, indemnities and exculpations are hereby incorporated by reference herein.
Section 17.GOVERNING LAW; Jurisdiction.
(a)Governing Law. This Third Supplemental Indenture shall be governed exclusively by the applicable laws of the State of Ohio.
(b)Jurisdiction. To the fullest extent permitted by applicable law, the parties hereto irrevocably submit to the jurisdiction of the United States District Court or the United States Bankruptcy Court for the Southern District of Ohio or any State court located in Scioto County, Ohio or Lawrence County, Ohio, in any suit, action or proceeding based on or arising out of or relating to this Third Supplemental Indenture and irrevocably agree that all claims in respect of such suit or proceeding may be determined in any such court. The parties hereto irrevocably waive, to the fullest extent permitted by law, any objection which they may have to the laying of the venue in any such court. Any final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the parties hereto and may be enforced in any courts to the jurisdiction of which each such party is subject by a suit upon such judgment; provided, that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law.
(c)Waiver of Jury Trial. EACH OF THE COMPANY, THE ISSUER, THE HOLDERS, AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE BONDS, OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 18.Headings. Section headings in this Third Supplemental Indenture are included herein for convenience of reference only and shall not constitute a part of this Third Supplemental Indenture for any other purposes.
Section 19.Severability. The illegality or unenforceability of any provision of this Third Supplemental Indenture or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Third Supplemental Indenture or any instrument or agreement required hereunder.
Section 20.Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Third Supplemental Indenture or any other Financing Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures hereto delivered by Electronic Transmission shall be deemed an original signature hereto.
(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ISSUER:
SOUTHERN OHIO PORT AUTHORITY By: Name: Title: COMPANY: PURECYCLE: OHIO LLC By: Name: Title:

GUARANTOR: PURECYCLE TECHNOLOGIES LLC By: Name: Title: PLEDGOR: PCTO HOLDCO LLC By: Name: Title:

[Signature Page to Third Supplemental Indenture]

TRUSTEE:
UMB BANK, N.A., as Trustee By: Name: Title:
2

[Signature Page to Third Supplemental Indenture]

Exhibit A

Form of Second Amendment to Liquidity Reserve Escrow Agreement

Exhibit B

Form of Termination of Operating Revenue Escrow Agreement

TERMINATION OF ESCROW AGREEMENT
    This Termination of Escrow Agreement (the “Termination”) is entered into as of [March ___,] 2024 (the “Effective Date”), by and among PURECYCLE: OHIO LLC, an Ohio limited liability company (“Depositor”), UMB BANK, N.A, a national banking association, as trustee (“Recipient”, and sometimes referred to as “Trustee” or “Secured Party”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as escrow agent (“Escrow Agent”) under that certain ESCROW AGREEMENT, dated as of October 7, 2020, by and among the Depositor, the Recipient and the Escrow Agent, also known as the Operating Revenue Escrow Agreement (the “Agreement”).
    WHEREAS, Depositor, Recipient, and Escrow Agent entered into the Agreement in connection with that certain Loan Agreement between the Southern Ohio Port Authority (the “Issuer”) and Depositor, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Issuer made a loan to Depositor of the net proceeds from the sale of bonds (the “Bonds”) issued by the Issuer pursuant to that certain Indenture of Trust, dated as of October 1, 2020, between the Issuer and the Recipient, as Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”); and
    WHEREAS, Recipient, at the direction of the Majority Holders (as defined in the Indenture), and Depositor have agreed to terminate the Agreement;
    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to the Agreement, the Depositor, Recipient, and Escrow Agent agree as follows:
Section 1.    Pursuant to Section 16 of the Agreement, the Agreement shall be terminated as of the Effective Date.
Section 2.    On the Effective Date, the balance of Escrow Funds on deposit in the Escrow Account, less an amount of Escrow Funds necessary to pay any fees and expenses due and owing from the Depositor to the Escrow Agent, as permitted under Section 12 of the Agreement (which amount shall be $[_]), shall be disbursed by the Escrow Agent to Depositor, pursuant to the following wire instruction.
Bank Name:     _____________________________________________
    Bank Address: _____________________________________________
    ABA No.:     _____________________________________________
Account Name: ____________________________________________
Account No.:     _____________________________________________4

4 Depositor wire instructions to be inserted

Section 3.    This Termination of Escrow Agreement shall be governed exclusively by the applicable laws of the State of Ohio.

The signature page immediately follows this page.

Signature Page
To
TERMINATION OF ESCROW AGREEMENT
among
PURECYCLE: OHIO LLC, as “Depositor, UMB BANK, N.A, a national banking association, as trustee as “Recipient”, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as “Escrow Agent”

IN WITNESS WHEREOF, the parties hereto have caused this Termination of Escrow Agreement to be executed as of the Effective Date.

PURECYCLE: OHIO LLC, as Depositor
                         By:     _____________________________
                        Name:    _____________________________
Title:    _____________________________

UMB BANK, N.A, as Trustee
                         By:     _____________________________
Name:    _____________________________
Title:     _____________________________

U.S. BANK NATIONAL ASSOCIATION
as Escrow Agent
                         By:     _____________________________
Name:    _____________________________
Title:     _____________________________

Exhibit C

Funds Flow Exhibit

Exhibit D

Form of Recipient Direction

RECIPIENT DIRECTION

U.S. Bank National Association, as Escrow Agent
425 Walnut Street; CN-OH-W6CT
Cincinnati, OH 45202
Telephone: (513) 632-2077
Attention: Daniel Boyers
E-mail: Daniel.boyers@usbank.com

RE: ESCROW AGREEMENT made and entered into as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time), by and among PureCycle Technologies LLC (“Depositor”), UMB Bank, N.A., as trustee (“Recipient”) and U.S. Bank National Association, in its capacity as escrow agent (the “Escrow Agent”).
Pursuant to Section 4 of the above-referenced Escrow Agreement, Recipient hereby instructs Escrow Agent to disburse $[_]5 that are in the Escrow Account to Recipient, as provided below:

RECIPIENT

Bank Name: _____________________
ABA No. _______________________
Account Name: __________________
Account No.: ___________________[6]

5     To be a percentage of funds from the Escrow Account equal to the percentage of Bonds submitted for purchase.
6     Recipient wire instructions to be inserted

UMB BANK, N.A., as Trustee
By:         _______________
Name:
Title:
2